UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NVIDIA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

NVIDIA CORPORATION

2022 Annual Meeting
Vote by June 1, 2022
8:59 PM PDT

NVIDIA

INVESTOR RELATIONS
2788 SAN TOMAS EXPRESSWAY
SANTA CLARA, CA 95051

D77145-P66576

You invested in NVIDIA CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2022.**

Get informed before you vote

View the Annual Review, Notice of Annual Meeting, Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you must (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting

June 2, 2022
11:00 a.m., PDT

Virtually at:
www.virtualshareholdermeeting.com/NVDA2022

The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you online. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. Robert K. Burgess	For
1b. Tench Coxe	For
1c. John O. Dabiri	For
1d. Persis S. Drell	For
1e. Jen-Hsun Huang	For
1f. Dawn Hudson	For
1g. Harvey C. Jones	For
1h. Michael G. McCaffery	For
1i. Stephen C. Neal	For
1j. Mark L. Perry	For
1k. A. Brooke Seawell	For
1l. Aarti Shah	For
1m. Mark A. Stevens	For
2. Advisory approval of our executive compensation.	For
3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2023.	For
4. Approval of an amendment to our charter to increase the number of authorized shares of common stock from 4 billion to 8 billion shares.	For
5. Approval of an amendment and restatement of our Amended and Restated 2007 Equity Incentive Plan.	For

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D77146-P66576